Investor Update: November 2022 Our “ESG” Progress Plan Update Investing in Efficiency, Sustainability and Growth Best in the U.S. in Large Customer Satisfaction ESource We Energies Named #1 Energy Company in America by Business Customers Escalent Best ESG Growth Strategy in the U.S. Capital Finance International 2021 Energy Awards Finalist for the S&P Global Energy Award in Corporate Social Responsibility S&P Global Platts

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, construction costs, investment opportunities, corporate initiatives (including the ESG Progress Plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying and severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification and similar efforts; the company’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or our ability to use certain tax benefits and carryforwards; federal, state, and local legislative and regulatory changes, including changes to environmental standards, the enforcement of these laws and regulations and changes in the interpretation of regulations by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, from the ongoing conflict between Russia and Ukraine; the impact from any new developments relating to the COVID-19 pandemic or any future health pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of the American Transmission Company as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2021, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 The Premier Energy Company in America’s Heartland  $28.8 billion market cap*  4.6 million retail customers  60% ownership of American Transmission Company  $40.8 billion of assets * As of Oct. 31, 2022

4 A History of Quality Earnings Growth $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 GAAP Adjusted** 2022 Guidance * Estimated based on 2022 guidance of $4.38 to $4.40 per share. ** See Appendix for reconciliation of adjusted amounts to GAAP amounts. Guidance of $4.38 - $4.40 Expected to reach top end of range

5 Consistent Performance Over Time EPS Guidance 2021 Exceeded  2020 Exceeded  2019 Exceeded  2018 Exceeded  2017 Exceeded  2016 Exceeded  2015 Exceeded  2014 Exceeded  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  The only utility to beat guidance every year for 18 years running.

6 In January, raised the dividend by 7.4% to a new annual rate of $2.91 per share* Strong Dividend Growth Continues *Annualized based on first quarter 2022 dividend of 72.75 cents per share Top decile dividend growth in industry** ** Reflects current and expected dividends declared in 2022

7 What’s New?

8 $4,693 $6,440 $3,356 $3,556 $2,811 $2,673 $3,053 $3,021 $542 $529 $1,345 $1,953 $1,900 $1,928 $17,700 $20,100 2022-2026 2023-2027 Energy Infrastructure ATC* MERC/MGU Illinois WI Gas Delivery** WI Electric Delivery** WI Generation** N e w P la n F o rm e r P la n ESG Progress Plan Supports 6.5% to 7.0% EPS Growth Increasing Five-Year Capital Plan by $2.4 Billion *ATC is accounted for using the equity method; this represents WEC’s portion of the investment **Includes UMERC $ In millions

9 $25.0 billion $38.4 billion 2021A 2027E* Robust Growth in Asset Base *Estimated year-end average asset base Expect long-term EPS growth of 6.5% to 7.0% per year. 7.4% Growth

10 $2.7 13% $14.6 73% $2.8 14% Sustainability Renewables $7.3 Grid and Fleet Reliability $7.3 Efficiency Technology $1.2 Grid and Fleet Modernization $1.5 Growth Gas Distribution $1.1 Electric (G,T&D) $1.7 2023-2027 Capital Plan Investing in Efficiency and Sustainability Drives Growth $20.1 Billion Planned Investment

11 Solar  280 MW under construction  Badger Hollow II Solar Park and Paris Solar-Battery Park  Filed for approval 495 MW  Planning for additional 1,135 MW  Qualifies for Tax Credits (ITC or PTC) Battery  99 MW under construction (Paris Solar-Battery Park)  Filed for approval 217 MW  Planning for additional 400 MW  Qualifies for ITC Wind  82 MW received regulatory approval (Red Barn)  Planning for additional 585 MW  Qualifies for Tax Credits (ITC or PTC) 2023-2027 Capital Plan Investing $5.4 billion in Regulated Renewables Plan to build and own nearly 3,300 MW – quadrupling our carbon-free generation

12 SD IL NE Plan to invest $1.9 Billion (2023-2027) WEC Infrastructure Portfolio – Green and Growing In-service Under development Total Project Capacity (MW) Investment (in millions) Wind Upstream 200 $307 Bishop Hill III 132 166 Coyote Ridge 97 145 Blooming Grove 250 389 Tatanka Ridge 155 240 Jayhawk 190 282 Thunderhead 300 381E Sapphire Sky* 250 412E Solar Maple Flats* 250 360E Subtotal 1,824 $2,682 Additional Investment 1,156 Total $3,838 *Investment is part of the 2023-2027 capital plan KS Expect to add $1.2 billion of additional projects (2023-2027)

13 Modernizing Our Gas-Fueled Generation Fleet Retiring  200 MW of older, less-efficient gas generation expected  Target: 2024 Building Weston RICE units  Received regulatory approval on March 31  128 MW  Expected investment: $170 million  Target in-service: 2023 * Filed and pending regulatory approval ** Pending due diligence and regulatory approval Investing West Riverside Energy Center combined-cycle First Option: 100 MW*  Expected investment: $91 million  Target: 2023 Additional 100 MW option**  Expected investment: $90 million  Target: 2024 Whitewater combined-cycle*  Will remain under power purchase agreement until transaction closes  Expected investment: $75 million  Target: 2023

14  Near-term retirements planned:  Oak Creek Units 5-6: 528 MW (May 2024)  Oak Creek Units 7-8: 611 MW (late in 2025)  Columbia Units 1-2: 300 MW (by June 1, 2026)  Enhancing fuel flexibility (gas blending) at Oak Creek Power the Future units  By the end of 2030, we expect to use coal only as a backup fuel  We plan to eliminate coal as an energy source by the end of 2035 Exiting Coal

15 $552 $532 $707 $712 $661 $643 $331 $319 $424 $427 $397 $386 2022 2023 2024 2025 2026 2027 ATC WEC portion 60% American Transmission Company 5-year (2023-2027) WEC projected capital investment:  Ongoing ATC: $1.7 billion  Tranche 1 (2025-2027): $0.3 billion Future ATC Opportunity  ATC’s estimated investment in Tranche 1 is approximately $900 million (2022 dollars).  MISO Tranche 2 discussions underway; with more information expected in late 2023. Projected Capital Expenditures (millions) WEC portion of investment from 2023-2027: $2.0 billion

16  Base revenue increases totaling $507 million  Equity component of capital structure rises to 53 percent  Earnings sharing mechanism unchanged from 2022  Wisconsin Electric to seek approval to securitize $100 million of the remaining book balance of older Oak Creek coal units by 2024  Upon retirement, seek to extend and levelize the recovery of the remaining book balance over 25 years  Authorized Return on Equity to be decided by the Commission  Overall settlement subject to Commission approval Rate Case Settlements for our Wisconsin Utilities Utility Filed Staff Position Wisconsin Electric and Wisconsin Public Service 10.00% 9.80% Wisconsin Gas 10.20% 9.80%

17  Led a pilot program – first of its kind in the world - to test hydrogen as a fuel source for power generation  Partnered with the Electric Power Research Institute (EPRI)  Blended hydrogen with natural gas at one of our RICE units  Initial findings indicate that all project measures met or exceeded expectations  Units performed very well and efficiently WEC Energy Group’s industry-leading efforts could help create another viable option for decarbonizing the economy. Hydrogen Pilot Program

18 *Includes projection of potential carbon offsets by 2050 Carbon Reduction Goals – Electric Generation We have established ambitious greenhouse gas reduction goals for our electric generating fleet, aligned with or surpassing global emissions pathways aimed at limiting warming to 1.5°C. Reduction goals: 60% below 2005 levels by 2025 80% below 2005 levels by the end of 2030 Net carbon neutral by 2050 -100 -80 -60 -40 -20 0 2005 2021 2025 2030 2050 Achieved and anticipated CO2 reductions (net mass)* -45%

19 Goal: Net zero by the year 2030** * Represents a decrease in the rate of methane emissions, per mile, from the natural gas distribution lines in our network from a 2011 baseline. ** This goal applies to emissions from WEC Energy Group natural gas distribution companies calculated in accordance with EPA’s 40 Code of Federal Regulations Part 98, Subpart W reporting rule. -100% -80% -60% -40% -20% 0% 2011 2021 2030 Achieved* and anticipated methane emission reduction from natural gas distribution. Aligns with the effort to limit warming to 1.5°C. -16% Use of Renewable Natural Gas (RNG) will contribute significantly to our goal Our ESG Progress Plan Methane Reduction

20 Regional Economy

21 Powering Industry Leaders in our Region

22 Wisconsin Segment Economic Growth Driving Longer-Term Sales Forecast 2025-2027 Electric 0.7%-1.0% Gas 0.7%-1.0% Sales Growth Forecast (weather-normalized) Year-Over-Year

23  Track record of top decile performance among regulated utilities  Industry leading earnings quality  ESG Progress Plan drives premium EPS growth of 6.5% to 7.0%  No need to issue equity through forecast period  100% of capital allocated to regulated businesses or contracted renewables  Dividend growth projected to be in line with earnings growth  Aggressive environmental goals in place  By the end of 2030, we expect to use coal only as a backup fuel  Exit from coal planned by the end of 2035  Poised to deliver among the best risk-adjusted returns in the industry Key Takeaways for WEC Energy Group

Appendix

25 Electric Distribution Electric Transmission 60% ownership Electric Generation Energy Infrastructure Natural Gas Distribution

26 Reduce carbon dioxide emissions from electric generation 60% by the end of 2025 and 80% by the end of 2030 – both from a 2005 baseline. Long-term goal of net-zero carbon emissions from our generating fleet by 2050 Planned exit from coal by the end of 2035 Targeting net-zero methane emissions from distribution by the end of 2030 Planned utility renewable investments (2023-2027) ) Planned investment in contracted energy infrastructure (2023-2027) Contributed by our companies and foundations to nonprofit organizations in 2021 Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2021 Spent on energy efficiency and conservation in 2021 Commitment to ESG $123.4 million $270.3 million $20 million $1.9 billion $5.4 billion Methane Reduction Goal Exit from Coal Carbon Goals

27 Electricity Supply by Fuel Type (megawatt-hours delivered to regulated utility customers) 73% 39% 7% 33% 32% 17% 21% 24% 3% 7% 39% 2005 2021 2030E 2035 2050 Coal Natural Gas Nuclear Renewables Exiting Coal <5% Net carbon neutral goal Planned exit from coal

28 Reducing Greenhouse Gas Emissions 0.78 0.48 0.33 0.16 0** 2005 2021 2025E 2030E 2050E Greenhouse gas intensity* (metric tons CO2/MWh) *Includes owned electric generation, purchased power and WEC Infrastructure (WECI). The environmental attributes of the WECI renewable facilities are or may be the property of third parties. As such, these third parties are solely entitled to the reporting rights and ownership of the environmental attributes such as renewable energy credits, offsets, allowances and the avoided emissions of greenhouse gases. **Includes projection of potential carbon offsets by 2050.

29 Plan to invest $5.4 Billion (2023-2027) Investment in Regulated Renewables Target Project Utility WEC Ownership1 Expected WEC Investment ($M) WEC Capacity (MWs) In-Service Two Creeks Solar Project WPS 66.7% $130 100 Badger Hollow I Solar Park 130 100 1st Half 2023 Badger Hollow II Solar Park WEPCO 151 100 Early 2023 Red Barn Wind Park WPS 90% 160 82 2023 Paris Solar-Battery Park3 WEPCO and WPS 390 279 2024 Darien Solar-Battery Park2,3 400 293 2025 Koshkonong Solar-Battery Park2,3 585 419 1 Madison Gas & Electric will own a minority interest at each site 2 Projects seeking PSCW approval 3 Battery storage timing to be determined Solar Total 1,910 MW Battery Storage Total 716 MW Wind Total 667 MW Grand Total 3,293 MW 2023-2027 Plan

Infrastructure Investment Summary

Project	Developer	Investment	Offtake Agreement	WEC Commercial Operations	Total Project Capacity
Bishop Hill III Wind Energy Center	Invenergy	$166M for 90% ownership	WPPI Energy 22 years	8/31/18	132 MW
Upstream Wind Energy Center	Invenergy	$307M for 90% ownership	Affiliate of Allianz 10 years	1/10/19	200 MW
Coyote Ridge Wind Farm	Avangrid Renewables	$145M for 80% ownership and 99% of tax benefits	Google Energy LLC 12 years	12/20/19	97 MW
Blooming Grove Wind Farm	Invenergy	$389M for 90% ownership	Verizon and Saint-Gobain North America 12 years	12/8/20	250 MW
Tatanka Ridge Wind Farm	Avangrid Renewables	$240M for 85% ownership and 99% of tax benefits	Google Energy - 12 years Dairyland Power - 10 years	1/5/21	155 MW
Jayhawk Wind Farm	Apex Clean Energy	$282M for 90% ownership and 99% of tax benefits	Meta Platforms Inc. 10 years	12/15/21	190 MW
Thunderhead Wind Energy Center	Invenergy	$381M expected for 90% ownership	TBA – new PPAs with Fortune 100 companies 12 years	Projected: Second half 2022	300 MW
Sapphire Sky Wind Energy Center	Invenergy	$412M expected for 90% ownership	Fortune 100 Technology Company	Projected: Early 2023	250 MW
Maple Flats Solar Energy Center	Invenergy	$360M expected for 80% ownership	Fortune 100 Company	Projected: Early 2024	250 MW

WEC Energy Group
30

31 Today and Tomorrow Why Our Natural Gas Distribution Networks Matter Our Service Area  65-78% of homes use natural gas for heating  Growth continues as customers convert to natural gas Hydrogen and RNG Opportunities  Potential to blend  Investment potential to convert existing distribution networks Electric Conversion Debate  Today, electric heat pumps in our region are substantially more costly than natural gas heating*  Natural hedge in Wisconsin since we serve both electric and natural gas customers  Currently participating in Low Carbon Resource Initiative and other electrification R&D -46° -26° -26° -23° Weather in the map reflects (in Fahrenheit) actual temperatures reported by NOAA during the January 2019 polar vortex. * Based on independent, third-party research for the region we serve.

32 New Liquefied Natural Gas (LNG) Storage Facilities LNG will provide a solution for Southeastern Wisconsin to meet peak customer demand on the coldest days of the year.  We Energies received approval for two LNG facilities to address the need for additional natural gas supply in Wisconsin  Total expected investment: $370 million  Construction in progress  Targeted in-service date:  Bluff Creek LNG Facility: 2023  Ixonia LNG Facility: 2024 Taking Steps to Maintain Reliable and Affordable Service for Our Customers

33 Electric delivery redesign/resilience  Addressing aging infrastructure and system hardening  Enhancing efficiencies and reducing operating costs  Expect to spend $3.6 billion (2023- 2027) with continued investment over next decade Project Highlights Efficiency, Growth and Sustainability Progress Taking Steps to Maintain Reliable and Affordable Service for Our Customers

34 Natural Gas Safety Modernization  Increasing capacity and reliability of natural gas service in our territories Illinois  Expected replacement of 2,000 miles of piping for safety and reliability in Chicago  Project $280 million-$300 million annual average investment  Illinois law authorizes rider through 2023  Continued investment planned over next decade Project Highlights Efficiency, Growth and Sustainability Progress Taking Steps to Maintain Reliable and Affordable Service for Our Customers

35 907 1,340 1,207 1,236 1,418 1,239 545 655 716 727 727 731 573 605 563 506 525 474 518 563 663 614 590 591 102 113 116 105 101 94 331 319 424 427 397 386 $2,976 $3,595 $3,689 $3,615 $3,758 $3,515 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 2022 2023 2024 2025 2026 2027 ATC Investment MERC/MGU Illinois WI/MI Gas Delivery** WI/MI Electric Delivery WI/MI Generation* Depreciation at the utilities expected to average $1.3 billion annually, and $150 million at ATC, over the 2023-2027 period * Generation includes capital spend at We Power ** Delivery includes capital spend at Bluewater $18.2 billion projected capital spend from 2023-2027 Utility Capital Plan Drives EPS Growth

36 2022 2023 2024 Wisconsin Electric $1,108.5 $1,504.1 $1,478.2 Wisconsin Gas $262.2 $251.4 $246.0 Wisconsin Public Service $517.3 $754.8 $679.9 Upper Michigan Energy $22.3 $20.4 $28.7 Wisconsin Segment $1,910.3 $2,530.7 $2,432.8 Peoples Gas $474.0 $506.3 $599.0 North Shore Gas $38.7 $50.8 $60.5 Illinois Segment $512.7 $557.1 $659.5 Minnesota Energy Resources $52.5 $58.7 $58.2 Michigan Gas Utilities $48.4 $53.1 $56.8 Other States Segment $100.9 $111.8 $115.0 We Power $92.5 $44.2 $38.4 Bluewater $3.1 $3.6 $2.4 Infrastructure Investments $385.9 $439.2 $643.0 Nonutility Energy Infrastructure $481.5 $487.0 $683.8 Corporate and Other $25.3 $28.1 $17.0 Subtotal $3,030.7 $3,714.7 $3,908.1 ATC Investment 1 $330.9 $319.1 $424.3 Total WEC Capital Projection $3,361.6 $4,033.8 $4,332.4 By Company Capital Plan Projections ($ in millions) 1 ATC is accounted for using the equity method; this represents WEC’s portion of the investment.

37 Composition of Asset Base Total 2021 Average Asset Base of $25.0 Billion Note: We Power value represents investment book value. Company Asset Base - $B % of Total Wisconsin Electric $6.8 27.2% Wisconsin Gas 1.7 6.8 Wisconsin Public Service 4.0 16.0 Upper Michigan Energy Resources 0.4 1.6 Peoples Gas 4.0 16.0 North Shore Gas 0.4 1.6 Minnesota Energy Resources 0.5 2.0 Michigan Gas Utilities 0.3 1.2 We Power 3.0 12.0 Bluewater 0.2 0.8 WEC Infrastructure 1.2 4.8 American Transmission Company 2.5 10.0 Total $25.0 100%

38 National Leader in Operating Efficiency and Financial Discipline $27.60 $12.60 $15.60 $16.80 $21.00 $21.60 $21.80 $23.00 $24.80 $39.20 $79.30 $0 $10 $20 $30 $40 $50 $60 $70 $80 2021 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed. The top 10 vertically integrated electric utilities by 12/31/2021 market cap W E C A V E R A G E

39 Focused on Efficiency $1,342 $1,281 $1,234 $1,143 $1,107 $1,088 2016 2017 2018 2019 2020 2021 2022E 4.5% $ I n m ill io n s *Excludes costs that have a revenue offset such as operation and maintenance costs associated with the We Power generation units, transmission expenses that are collected in rates, regulatory amortizations, riders and other pass-through expenses. Reducing Day-to-Day O&M Expense* 3.7% 7.4% 3.2% 0-1%1.6%

40 Balance Sheet Remains Strong Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 Issuer Credit Ratings WEC Energy Group Target S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16% Holding Company Debt to Total Debt <30%

41 34% Large C&I by Segment Paper/Packaging 26% Mining/Minerals 11% Foundry (SIC 33) 9% Metal (SIC 34,35,37) 8% Other Manufacturing 8% Food/Agriculture 7% Medical 7% Education 4% Printing 3% Chemical 2% Office 2% Other 13% Balanced Sales Mix Large C&I 34% Residential and Farm 31% Small C&I 35% 2021 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula.

42 Diverse Portfolio of Businesses Based on 2021 average asset base. WI 63% IL 17% MI/MN 5% WECI 5% ATC 10% By Jurisdiction By Business Electric generation and distribution 49%Natural gas distribution 36% WECI 5% Electric transmission 10% *ATC is accounted for using the equity method; this represents WEC’s portion of the asset base.

43 Regulatory Matters Wisconsin (apps.psc.wi.gov) Estimated Decision Date  Commission decision on general rate review for new base rates effective Jan. 1, 2023 (Dockets: WE and WG: 5-UR-110 and WPS 6690-UR-127) Q4 2022  Decision on Whitewater Acquisition (Docket: 5-BS-264 filed 12/21/2021) Q4 2022  Decision on West Riverside 100 MW Acquisition (Docket: 5-BS-265 filed 1/31/2022) Q4 2022  Decision on Koshkonong Solar and Battery Storage (Docket: 5-BS-258 filed 4/30/2021) Q4 2022 – Q1 2023  Decision on Darien Solar and Battery Storage (Docket: 5-BS-255 filed 3/16/2021) Q4 2022 – Q1 2023 Illinois (icc.illinois.gov)  Decision on 2016 Rider QIP Reconciliation (Docket: 17-0137 filed 3/20/17) 2023 Michigan (michigan.gov/mpsc) Minnesota (mn.gov/puc)  Decision on proposed base rate increase of $40.3 million or 9.9% (Docket G011/GR-22-504 filed 11/1/2022) Q4 2023

Regulatory Environment

Wisconsin

- Governor Tony Evers (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Wisconsin Commissioners			
Name	Party	Began Serving	Term Ends
Rebecca Valcq Chair	D	01/2019	03/2025
Ellen Nowak	R	12/2018	03/2023
Tyler Huebner*	D	03/2020	03/2027

* Pending confirmation

Illinois

- Governor J.B. Pritzker (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 5-year staggered terms

Illinois Commissioners			
Name	Party	Began Serving	Term Ends
Carrie Zalewski Chair	D	03/2019	01/2024
D. Ethan Kimbrel	D	01/2018	01/2023
Michael Carrigan	D	01/2020	01/2025
Ann McCabe	R	02/2022	01/2027
Vacant			

WEC Energy Group
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45 Rate-Making Parameters by Company Utility Equity Layer1 Authorized ROE Wisconsin Electric 50.00%-55.00% 10.00% Wisconsin Public Service 50.00%-55.00% 10.00% Wisconsin Gas 50.00%-55.00% 10.20% Peoples Gas 50.33% 9.05% North Shore Gas 51.58% 9.67% Minnesota Energy Resources 50.90% 9.70% Michigan Gas Utilities 51.50% 9.85% We Power 53.00%-55.00% 12.70% American Transmission Company 50.00% 10.52% 1 Represents the equity component of capital; rates are set at the midpoint of any range.  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities

46 Key Rate Making Components Area Illinois– Gas Minnesota– Gas Michigan– Electric and Gas Wisconsin– Gas Wisconsin– Electric Gas Pipeline Replacement Rider PGL MGU Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band MGP Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-Looking Test Years ✓ ✓ ✓ 2 years 2 years COVID-19 Incremental O&M and foregone late payment fees ✓ Credit Card Fees ✓ Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings Sharing No sharing on first 15 bp above allowed ROE, 50/50 on next 60bp, 100% to customers beyond 75 bp

47 Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2014 2015 2016 2017 Reported EPS – GAAP basis $2.59 $2.34 $ 2.96 $ 3.79 Acquisition Costs $0.06 $0.39 $ 0.01 – Integrys Earnings $(0.47) Impact of Additional Shares $0.47 Tax Benefit Related to Tax Cuts and Jobs Act of 2017 – – – $ (0.65) Adjusted EPS – Non-GAAP Basis* $2.65 $2.73 $ 2.97 $ 3.14 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; and (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition. None of these items are indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations.

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639